UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE BOEING COMPANY

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Availability of Proxy Materials for Boeing’s Annual Meeting of Shareholders to be held on April 18, 2023

This notice has been sent on behalf of The Boeing Company and provides voting instructions and deadlines relating to shares of Boeing stock that are registered in your name. The items of business and the recommendations of the Board of Directors are described in the 2023 Proxy Statement, which we encourage you to read before voting.

Your vote is important. Click here to vote now.

Your 16-Digit Voting Control Number

0123456789012345

How to Vote

VIA THE INTERNET

Go to www.proxyvote.com. Enter your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN). Follow the instructions on the screen.

BY TELEPHONE

Call 1-800-690-6903. Have your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN) available when you call. Follow the recorded instructions.

Voting Deadline: Monday, April 17, 2023 at 11:59 p.m., Eastern Time

Annual Meeting

The Boeing Company 2023 Annual Meeting of Shareholders will be held in a virtual format only by webcast on Tuesday, April 18, 2023 at 11:00 a.m., Eastern Time at www.virtualshareholdermeeting.com/BA2023. Shareholders will be able to submit questions online before and during the meeting. To access the virtual annual meeting, you will need your 16-digit Voting Control Number in the box above. Please retain this email if you intend to attend the virtual annual meeting.

Eligible Attendees

Attendance is limited to registered and beneficial Boeing shareholders as of the record date. Please note that attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider and access will be given on a first come, first served basis.

Meeting Access

In order to attend the Annual Meeting, visit www.virtualshareholdermeeting.com/BA2023 and enter your unique 16-digit voting control number found in the box near the top of this email. Online access to the webcast will open at 10:45 a.m. Eastern Time to allow for you

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to log in and test your device’s audio system. We encourage you to access the meeting prior to the start time. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting website. Technicians will be available to assist you. You will be able to submit questions online before and during the meeting. To submit a question in advance of the meeting, please visit www.proxyvote.com and select the Questions for Management tab and follow the instructions on the page.

Annual Meeting Materials

Boeing’s 2023 Proxy Statement and 2022 Annual Report can be viewed at https://materials.proxyvote.com/097023. You can request a paper copy of these materials by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com. If requesting material by email, please send a blank email with only the 16-digit Voting Control Number (located above) in the subject line.

Please note that if you own shares of The Boeing Company stock in multiple accounts, for example through a broker or bank, you may receive (either electronically or by mail) multiple proxy packages and voting instructions that are not duplicates. Please be sure to vote all of your Boeing shares in each of your accounts. Each email or notice you receive contains a unique 16-digit control number to vote, so if you receive more than one email or notice with a unique 16-digit control number you must vote each one in order to vote all of your shares. If you have any questions or comments about www.proxyvote.com, please reply to this email and include the original text and subject line of the message for identification purposes.

This message is intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by email and delete the message from your system.

P.O. Box 1310, Brentwood, NY 11717

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Important Notice Regarding the Availability of Proxy Materials for Boeing’s Annual Meeting of Shareholders to be held on April 18, 2023

This notice has been sent on behalf of The Boeing Company and provides voting instructions and deadlines relating to shares of Boeing stock that are registered in your name as well as interests in Boeing stock held through your participation in The Boeing Company Voluntary Investment Plan (the “VIP”). The items of business and the recommendations of the Board of Directors are described in the 2023 Proxy Statement, which we encourage you to read before voting.

Your vote is important. Click here to vote now.

Your 16-Digit Voting Control Number

0123456789012345

How to Vote

VIA THE INTERNET

Go to www.proxyvote.com. Enter your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN). Follow the instructions on the screen.

BY TELEPHONE

Call 1-800-690-6903. Have your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN) available when you call. Follow the recorded instructions.

Voting Deadline: Monday, April 10, 2023 at 11:59 p.m., Eastern Time

Annual Meeting

The Boeing Company 2023 Annual Meeting of Shareholders will be held in a virtual format only by webcast on Tuesday, April 18, 2023 at 11:00 a.m., Eastern Time at www.virtualshareholdermeeting.com/BA2023. Shareholders will be able to submit questions online before and during the meeting. To access the virtual annual meeting, you will need your 16-digit Voting Control Number in the box above. Please retain this email if you intend to attend the virtual annual meeting.

Eligible Attendees

Attendance is limited to registered and beneficial Boeing shareholders as of the record date. Please note that attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider and access will be given on a first come, first served basis.

1

Meeting Access

In order to attend the Annual Meeting, visit www.virtualshareholdermeeting.com/BA2023 and enter your unique 16-digit voting control number found in the box near the top of this email. Online access to the webcast will open at 10:45 a.m. Eastern Time to allow for you to log in and test your device’s audio system. We encourage you to access the meeting prior to the start time. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting website. Technicians will be available to assist you. You will be able to submit questions online before and during the meeting. To submit a question in advance of the meeting, please visit www.proxyvote.com and select the Questions for Management tab and follow the instructions on the page.

Annual Meeting Materials

Boeing’s 2023 Proxy Statement and 2022 Annual Report can be viewed at https://materials.proxyvote.com/097023. You can request a paper copy of these materials by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com. If requesting material by email, please send a blank email with only the 16-digit Voting Control Number (located above) in the subject line.

Please note that if you own shares of The Boeing Company stock in multiple accounts, for example through a broker or bank, you may receive (either electronically or by mail) multiple proxy packages and voting instructions that are not duplicates. Please be sure to vote all of your Boeing shares in each of your accounts. Each email or notice you receive contains a unique 16-digit control number to vote, so if you receive more than one email or notice with a unique 16-digit control number you must vote each one in order to vote all of your shares. If you have any questions or comments about www.proxyvote.com, please reply to this email and include the original text and subject line of the message for identification purposes.

This message is intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by email and delete the message from your system.

P.O. Box 1310, Brentwood, NY 11717

2

Important Notice Regarding the Availability of Proxy Materials for Boeing’s Annual Meeting of Shareholders to be held on April 18, 2023

This notice has been sent on behalf of The Boeing Company and provides voting instructions and deadlines relating to interests in Boeing stock held through your participation in The Boeing Company Voluntary Investment Plan (the “VIP”). The items of business and the recommendations of the Board of Directors are described in the 2023 Proxy Statement, which we encourage you to read before voting.

Your vote is important. Click here to vote now.

Your 16-Digit Voting Control Number

0123456789012345

How to Vote

VIA THE INTERNET

Go to www.proxyvote.com. Enter your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN). Follow the instructions on the screen.

BY TELEPHONE

Call 1-800-690-6903. Have your unique 16-digit control number and four-digit PIN, which is the last four digits of your Social Security Number (unless you previously changed your PIN) available when you call. Follow the recorded instructions.

Voting Deadline: Monday, April 10, 2023 at 11:59 p.m., Eastern Time

Annual Meeting

The Boeing Company 2023 Annual Meeting of Shareholders will be held in a virtual format only by webcast on Tuesday, April 18, 2023 at 11:00 a.m., Eastern Time at www.virtualshareholdermeeting.com/BA2023. Shareholders will be able to submit questions online before and during the meeting. To access the virtual annual meeting, you will need your 16-digit Voting Control Number in the box above. Please retain this email if you intend to attend the virtual annual meeting.

Eligible Attendees

Attendance is limited to registered and beneficial Boeing shareholders as of the record date. Please note that attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider and access will be given on a first come, first served basis.

1

Meeting Access

In order to attend the Annual Meeting, visit www.virtualshareholdermeeting.com/BA2023 and enter your unique 16-digit voting control number found in the box near the top of this email. Online access to the webcast will open at 10:45 a.m. Eastern Time to allow for you to log in and test your device’s audio system. We encourage you to access the meeting prior to the start time. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting website. Technicians will be available to assist you. You will be able to submit questions online before and during the meeting. To submit a question in advance of the meeting, please visit www.proxyvote.com and select the Questions for Management tab and follow the instructions on the page.

Annual Meeting Materials

Boeing’s 2023 Proxy Statement and 2022 Annual Report can be viewed at https://materials.proxyvote.com/097023. You can request a paper copy of these materials by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com. If requesting material by email, please send a blank email with only the 16-digit Voting Control Number (located above) in the subject line.

Please note that if you own shares of The Boeing Company stock in multiple accounts, for example through a broker or bank, you may receive (either electronically or by mail) multiple proxy packages and voting instructions that are not duplicates. Please be sure to vote all of your Boeing shares in each of your accounts. Each email or notice you receive contains a unique 16-digit control number to vote, so if you receive more than one email or notice with a unique 16-digit control number you must vote each one in order to vote all of your shares. If you have any questions or comments about www.proxyvote.com, please reply to this email and include the original text and subject line of the message for identification purposes.

This message is intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by email and delete the message from your system.

P.O. Box 1310, Brentwood, NY 11717

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